EXHIBIT 31.1

                                 CERTIFICATIONS
I, Michael Kinley, certify that:

     1. I have reviewed this annual report on Form 10-KSB of WorldStar Energy, Corp.;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of WorldStar Energy, Corp. as of, and for, the periods presented in this annual report;
      4. WorldStar Energy, Corp.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have: (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
              under  our  supervision,   to  ensure  that  material  information
              relating to WorldStar Energy,  Corp. is made known to us by others within  those  entities,  particularly  during the period in which this report is being prepared;
         (b)  Designed such internal control over financial reporting, or caused such  internal  control  over  financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the  reliability  of financial  reporting and the  preparation  of financial  statements  for external  purposes in  accordance  with generally accepted accounting principles;
         (c)  Evaluated  the   effectiveness   of  WorldStar   Energy,   Corp.'s
              disclosure  controls and  procedures  and presented in this report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of as of December 31,  2005,  covered by this annual report based on such evaluation; and
         (d)  Disclosed  in this  report any change  WorldStar  Energy,  Corp.'s internal  control over financial  reporting  that occurred  during
              WorldStar  Energy,  Corp.'s  most recent  fiscal  quarter that has materially affected, or is reasonably likely to materially affect,
              WorldStar   Energy,   Corp.'s   internal  control  over  financial
              reporting; and
      5. I have disclosed, based on our most recent evaluation of internal control over financial reporting, to WorldStar Energy, Corp.'s auditors and WorldStar Energy, Corp.'s board of directors (or persons performing the equivalent functions): (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial
              reporting  which  are  reasonably   likely  to  adversely   affect
              WorldStar Energy, Corp.'s ability to record, process, summarize and report financial information; and
         (b)  Any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's internal control over financial reporting.

SIGNED :   /s/ M. W. KINLEY                              DATE : MAY 17, 2006
----------------------------                             --------------------
President
(Principal Executive Officer)